SHELTON REAL ESTATE INCOME FUND
Portfolio of Investments (Expressed in U.S. Dollars) March 31, 2019

Security Description	Shares	Value
Common Stock (97.80%)

Financial (97.80%)
REITS- Health Care (3.69%)
Healthcare Trust of America Inc	6,056	$147,040

REIT- Hotel & Resort (7.95%)
Host Hotels & Resorts Inc	13,060	144,182
Sunstone Hotel Investors Inc	19,850	172,894
		317,076

REIT- Industrial (8.89%)
Duke Realty Corp	8,975	290,611
Prologis Inc	796	63,975
		354,586

REIT-Mortgage (9.98%)
Apollo Commercial Real Estate Finance Inc	10,507	77,962
Blackstone Mortgage Trust Inc	13,789	256,751
Starwood Property Trust Inc	6,156	63,099
		397,812

REIT-Office (10.64%)
Alexandria Real Estate Equities Inc	2,235	306,329
Corporate Office Properties Trust	2,225	49,239
Vornado Realty Trust	1,900	68,799
		424,367
REIT-Residential (15.65%)
American Homes 4 Rent	2,178	50,530
AvalonBay Communities Inc	843	124,064
Equity Residential	2,140	132,059
Sun Communities Inc	2,540	317,119
		623,772

REIT-Retail (4.70%)
Brixmor Property Group Inc	8,345	79,278
Retail Value Inc	308	3,773
Simon Property Group Inc	1,045	57,329
SITE Centers Corp	9,024	47,015
		187,395

REIT-Specialized (36.30%)
American Tower Corp	600	130,650
CoreSite Realty Corp	1,520	176,168
Crown Castle International Corp	2,870	414,428
CubeSmart	6,395	171,322
Digital Realty Trust Inc	1,100	152,801
EPR Properties	3,051	73,895
Equinix Inc	525	327,899
		1,447,163

Total Common Stock (Cost $4,377,177)		3,899,211

Preferred Stock (0.86%)

Financial (0.86%)
REIT-Retail (0.86%)
Cedar Realty Trust Inc, 7.250% (Cost $72,889)	3,171	34,302

Total Investments (Cost $4,450,066) (a) (98.66%)		3,933,513
Other Net Assets (1.34%)		53,394
Net Assets (100.00%)		$3,986,907

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $4,455,590

At March 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$564,060
Unrealized depreciation	(1,086,137)
Net unrealized depreciation	$(522,077)